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                                 THE HARTFORD
                             ORGANIZATIONAL LIST

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THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Delaware) (1)
   Heritage Holdings, Inc. (Connecticut) (1)
     Heritage Reinsurance Company, Ltd. (Bermuda)
        Excess Insurance Company Limited (U.K.)
        The Hartford International Financial Financial Services Group, LLC (Delaware) (1)
          Hartford Management Services Limited (U.K.)
     First State Insurance Company (Connecticut)
        New England Insurance Company (Connecticut)
        New England Reinsurance Corporation (Connecticut)
   Hartford Fire Insurance Company (Connecticut)
     Hartford Insurance Company of Illinois (Illinois)
     Hartford International Management Services Company, L.L.C. (Delaware)
     HNI, LLC (Connecticut) (33.340%) (1)
     Twin City Fire Insurance Company (Indiana)
     Access Coveragecorp, Inc. (North Carolina)
        Access Coveragecorp Technologies, Inc. (North Carolina)
     Hartford Integrated Technologies, Inc. (Connecticut) (2)
     Hartford Technology Service Company (Connecticut) (2)
     Personal Lines Insurance Center, Inc. (Connecticut) (2)
     1stAGChoice, Inc. (South Dakota)
     Nutmeg Insurance Agency, Inc. (Connecticut) (3)
     Business Management Group, Inc. (Connecticut) (2)
     Hartford Lloyds Corporation (Texas) (2)
        Hartford Lloyds Insurance Company (Texas)
     First State Management Group, Inc. (Delaware) (2)
     Harco Property Services, Inc. (Connecticut) (2)
     Four Thirty Seven Land Company, Inc. (Delaware) (37.5%) (2) (4)
     Hartford Re Company (Connecticut)
     Specialty Risk Services, LLC (Delaware)
     Claimplace, Inc. (Delaware)
     Ersatz Corporation (Delaware) (2)
     HRA Inc. (Connecticut) (2)
       HRA Brokerage Services, Inc. (Connecticut) (2)
     Hartford Specialty Company (Delaware) (2)
     1810 Corporation (Delaware) (2)
     Hartford Accident and Indemnity Company (Connecticut)
        Four Thirty Seven Land Company, Inc. (Delaware) (62.5%) (2) (4)
        Hartford Casualty Insurance Company (Indiana)
        Omni Insurance Group, Inc. (Georgia) (1)
        Omni Insurance Company (Illinois)
          Omni Indemnity Company (Illinois)
          Omni General Agency, Inc. (Texas) (2) (3)
     Hartford Underwriters Insurance Company (Connecticut)
     Hartford Casualty General Agency, Inc. (Texas) (2) (3)
     Hartford Fire General Agency, Inc. (Texas) (2) (3)
     XDimensional Technologies, Inc. (California) (70%)
   Trumbull Insurance Company (Connecticut)
     First State Management Group Insurance Services of Massachusetts, LLC
(Massachusetts) (99%) (2) (6)
     Hartford Specialty Insurance Services of Texas, LLC (Texas) (2)
     Hartford of Florida, L.L.C. (Florida) (2)
     Hartford Technology Services Company, LLC (Delaware)
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
     Horizon Management Group, L.L.C. (Delaware) (2)
        Downlands Liability Management Ltd. (U.K.)
   Property and Casualty Insurance Company of Hartford (Indiana)
     First State Management Group Insurance Services of Massachusetts, LLC
(Massachusetts) (1%) (2) (6)
   Hartford Insurance Company of the Southeast (Connecticut)
   Hartford Insurance Company of the Midwest (Indiana)
   Trumbull Finance, L.L.C. (Connecticut)
   Hartford Investment Management Company (Delaware) (2)
     Hartford Investment Management K.K. (Japan)
     Hartford Mezzanine Investors I, LLC (Delaware) (50%)
   Sentinel Insurance Company, Ltd. (Connecticut)
   Pacific Insurance Company, Limited (Connecticut)
   New Ocean Insurance Co. Ltd. (Bermuda)
   Hartford Holdings, Inc. (Delaware) (1)
     Hartford Life, Inc. (Delaware) (1)
        Hartford Life Insurance K.K. (Japan)
        Hartford Life and Accident Insurance Company (Connecticut)
          Hartford Life International, Ltd. (Connecticut) (1)
             Hartford Life Limited (Ireland)
             Thesis, S.A. (Argentina)
             Icatu Hartford Seguros S.A. (Brazil) (50%)
               Canada Life Fundo de Pensao (Brazil)
               Canada Life Prefidencia e Seguros S.A. (Brazil)
               Santa Catarina Seguros e Previdencia S.A. (Brazil) (55%)
               Icatu Hartford Administracao de Recursos Ltda. (Brazil) (99.99%)
               Icatu Hartford Administracao de Beneficios Ltda. (Brazil) (99.99%)
               Icatu Hartford Fundo de Pensao (Brazil)
               Brazilcap Capitalizacao S.A. (Brazil) (16.67%)
               Icatu Hartford Capitalizacao S.A. (Brazil)
                    Icatu Hartford Consultoria Ltda. (Brazil) (99%)
                    Icatu Hartford Sociedad Anonima de Capitalizacion y Ahorro
                      Para Fins Determinados (Argentina) (99%)
                    Motrin Capitalizacao S.A. (Brazil)
                    Ciaxa Capitalizacao S.A. (Brazil) (24.5%)
                    Vanguarda Cia de Seguros Gerais (Brazil)
          Hart Life Insurance Company (Connecticut)
          Woodbury Financial Services, Inc. (Minnesota)
             Woodbury Financial Insurance Agency MA, Inc. (Massachusetts)
          M-CAP Insurance Agency, LLC (Delaware) (3)
          Hartford Administrative Services Company (Minnesota)
          Planco, LLC (Delaware)
          Planco Financial Services, LLC (Delaware)
          Hartford Life Private Placement, LLC (Delaware)
             The Evergreen Group Incorporated (New York)
          Hartford Life Group Insurance Company (Illinois)
          Charles Stedman & Co., Inc. (Florida)
          American Maturity Life Insurance Company (Connecticut)
          Hartford Financial Services, LLC (Delaware) (1)
             Hartford Life Alliance LLC (Delaware) (1)
             HL Investment Advisors, LLC (Connecticut)
               Hartford Investment Financial Services, LLC (Delaware)
               Hartford Investor Services Company, LLC (Connecticut)
               Hartford Investments Canada Corp. (Canada)
             Hartford Equity Sales Company, Inc. (Connecticut)
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             Hartford Advantage Investment, Ltd. (Bermuda)
             Hartford Securities Distribution Company, Inc. (Connecticut)
             Hartford-Comprehensive Employee Benefit Service Company (Connecticut)
          Hartford Life Insurance Company (Connecticut)
             Hartford Hedge Fund Company, LLC (Delaware)
               Hartford Core Fund, L.P. (Delaware)
               Hartford Core Fund ID, L.P. (Delaware)
               Hartford Enhanced Absolute Return Fund, L.P. (Delaware)
               Hartford Enhanced Absolute Return Fund ID, L.P. (Delaware)
               Hartford Equity Specialists Fund, L.P. (Delaware)
               Hartford Equity Specialists Fund ID, L.P. (Delaware)
             Hartford Life and Annuity Insurance Company (Connecticut)
               Hartford Life, Ltd. (Bermuda)
             Servus Life Insurance Company (Connecticut)
             Hartford International Life Reassurance Corporation (Connecticut)
          Nutmeg Life Insurance Company (Iowa)
          ISOP Financing Company Limited Partnership (Connecticut) (2) (5)
     Nutmeg Insurance Company (Connecticut)
        Hartford Management, Ltd. (Bermuda) (1)
          Hartford Insurance, Ltd. (Bermuda)
        PPL Holdings LLC (Delaware)
        BMG Capital Advisors Group, L.L.C. (Connecticut)
        Nutmeg Administrator, LLC (Delaware)
        Trumbull Services, L.L.C. (Connecticut) (2)
          Trumbull Recovery Services, Inc. (Florida) (2)
          CCS Commercial, L.L.C. (Delaware) (50%) (2)
          United Premium Capital, L.L.C. (Connecticut) (50%) (2)
        Hart Re Group, L.L.C. (Connecticut) (1)
          Fencourt Reinsurance Company, Ltd. (Bermuda)
          Hartre Company, L.L.C. (Connecticut)
        Trumbull Flood Management, L.L.C. (Connecticut)
        Hartford Residual Market, L.L.C. (Connecticut)
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    HARTFORD EMPLOYEE CLUB, INC. (CONNECTICUT - NONSTOCK)

    THE HARTFORD CLUB OF SIMSBURY, INC. (CONNECTICUT - NONSTOCK)

**OWNERSHIP IS 100% UNLESS OTHERWISE NOTED.

ENDNOTES:

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(1)     Holding Company

(2)     Investment and Investment Service Company

(3)     Insurance Agency and/or Service Operation Company

(4)     Four Thirty Seven Land Company Inc. is jointly owned by Hartford Accident and Indemnity Company
        (62.5%) and Hartford Fire Insurance Company (37.5%).

(5)     ISOP Financing Company Limited Partnership's general partner is Hartford Life and Accident Insurance
        Company, while Hartford Life Private Placement, LLC and Hartford Equity Sales Company, Inc. are the
        limited partners.

(6)     First State Management Group Insurance Services of Massachusetts, LLC is jointly owned by Trumbull
        Insurance Company (99%) and Property and Casualty Insurance Company of Hartford (1%).
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